                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported): October 14, 1997

                         MICROTEL INTERNATIONAL, INC.
             (Exact Name of Registrant as Specified in Its Charter)

      Delaware                      1-10346                   77-0226211
      --------                      -------                   ----------
    State or Other              Commission File              IRS Employer
    Jurisdiction of                 Number                Identification No.
    Incorporation or
    Organization


        4290 East Brickell Street
        Ontario, California                                  91761
        --------------------------------------               ------
        Address of Principal Executive Offices              Zip Code


     Registrant's telephone number, including area code: (909) 391-4321
                                                          -------------


     -----------------------------------------------------------
     Former name or former address, if changed since last report

Item 5.  Other Events.

    Proposed Sale of Xcel Arnold Circuits, Inc. Unit.

    MicroTel International, Inc. (the "Company") announced that the Company has agreed to sell its Xcel Arnold Circuits, Inc. unit to an undisclosed private corporation. Details are more fully described in the Press Release attached as Exhibit A.

                                   EXHIBIT A

    (BW)(MICROTEL)(MCTL) MicroTel Announces Sale of Non-Profitable Subsidiary

         Business Editors & High Tech Writers

         ONTARIO, Calif, --(BUSINESS WIRE)--Oct. 14, 1997--MicroTel International, Inc. (NASDAQ Small Cap:MCTL) ("MicroTel") announced today that it has entered into a binding agreement in principle to sell its Xcel Arnold Circuits, Inc. subsidiary ("XACI") to a private corporation. Closure of the sale is subject to certain conditions including receipt of financing by the purchaser and execution of definitive agreements.

         XACI manufactures complex multi-layer printed circuit boards. While it represents a significant portion of the revenues for MicroTel's Circuits Sector, it is also the principle cause of MicroTel's losses during the first six months of 1997.

         In commenting on today's release, Carmine T. Oliva, the Chairman and Chief Executive Officer of MicroTel stated, "Having just completed a strategic review of all our business sectors, we have decided that the sale of Arnold Circuits is necessary to achieve profitable operations in 1998."

         MicroTel, through its wholly owned subsidiaries CXR Telcom Corporation, based in San Jose, California and CXR, S.A., based in Paris, France, designs, manufactures and markets electronic transmission test instruments and data communications equipment to the telecommunications industry, including telephone companies, interconnect carriers, private networks, banks, brokerage firms and government agencies. MicroTel's wholly owned subsidiary, XIT Corporation, with vertically integrated operations in the United States, England and Japan, designs, manufactures and markets information technology products, including displays and input components, subsystem assemblies, printed circuits and hybrid microelectronic circuits for the international telecommunications, medical, industrial and military/aerospace markets. MicroTel is organized along three product line based sectors -- Instrumentation and Test Equipment, Circuits and Components and Subsystem Assemblies.

        --30-- ms/sf* sp/sf

        CONTACT:  MicroTel International, Inc.
                  James P. Butler, 909/391-4321 (VP Finance, CFO)

                                   SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                        MICROTEL INTERNATIONAL, INC.


                                        By: /s/ Carmine T. Oliva
                                           -----------------------------
                                           Carmine T. Oliva
                                           President and Chief Executive Officer


Date: October 16, 1997



                                       4